                                                                    EXHIBIT 23.3

                          CONSENT OF DONALD R. DIAMOND

     Donald R. Diamond hereby consents to all references made to him in Amendment No. 1 to the Registration Statement on Form S-1 of takes.com, inc., as filed with the Securities and Exchange Commission on June 22, 1999.

                                        /s/ Donald R. Diamond

                                        Donald R. Diamond
                                        Tucson, Arizona
                                        June 18, 1999